SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: September 7, 2003

(Date of earliest event reported)

LOUD TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Washington	0-26524	91-1432133
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16220 Wood-Red Road, N.E. Woodinville, Washington 98072
(Address of principal executive offices, including zip code)

(425) 487-4333
(Registrant’s telephone number, including area code)

Mackie Designs Inc.
(Former name or former address, if
changed since last report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Registrant filed documents on September 12, 2003 with the Washington Secretary of State to change its name to LOUD Technologies Inc.

Registrant issued the following release on September 7, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2003
LOUD Technologies Inc.

By:	/s/ James T. Engen
James T. Engen
Chief Executive Officer and President